UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2024

Morgan Stanley

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 23, 2024, Morgan Stanley (the “Company”) announced that James P. Gorman will step down as Executive Chairman and as a member of the Board of Directors of the Company, effective December 31, 2024.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company held on Thursday, May 23, 2024, the shareholders of the Company in attendance (the “Shareholders”), constituting a quorum under the Amended and Restated Bylaws of the Company, voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2024 fiscal year, (iii) approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed with the Securities and Exchange Commission on April 5, 2024 for the Annual Meeting (the “2024 Proxy”) (a non-binding advisory vote) and (iv) approve the Company’s Non-U.S. Nonqualified Employee Stock Purchase Plan, as disclosed in the 2024 Proxy. The Shareholders also voted on shareholder proposals requesting (x) a report on the risks of politicized de-banking, (y) a report on transparency in lobbying and (z) annual disclosure of the Company’s Clean Energy Supply Financing Ratio (as defined in the 2024 Proxy) (collectively, the “Shareholder Proposals”).

At the Annual Meeting, all nominees for election to the Board were elected by the Shareholders. The Shareholders also voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2024 fiscal year. The proposals (i) to approve the compensation of the Company’s named executive officers as disclosed in the 2024 Proxy, through an advisory vote, and (ii) to approve the Company’s Non-U.S. Nonqualified Employee Stock Purchase Plan were also approved by the Shareholders. The Shareholder Proposals were not approved by the Shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the Shareholders as follows:

1.	Election of Directors	For	Against	Abstain	Broker Non–vote
	Megan Butler	1,350,078,879	4,659,334	1,630,400	130,322,695
	Thomas H. Glocer	1,316,386,483	38,134,176	1,847,954	130,322,695
	James P. Gorman	1,337,962,753	17,200,097	1,205,763	130,322,695
	Robert H. Herz	1,321,728,938	32,779,795	1,859,880	130,322,695
	Erika H. James	1,324,062,005	30,573,481	1,733,127	130,322,695
	Hironori Kamezawa	1,344,893,729	9,809,767	1,665,117	130,322,695
	Shelley B. Leibowitz	1,345,388,211	9,163,304	1,817,098	130,322,695
	Stephen J. Luczo	1,330,562,635	23,869,767	1,936,211	130,322,695
	Jami Miscik	1,348,233,102	6,271,680	1,863,831	130,322,695
	Masato Miyachi	1,345,120,700	9,588,455	1,659,458	130,322,695
	Dennis M. Nally	1,314,168,000	40,385,912	1,814,701	130,322,695
	Edward Pick	1,347,129,543	7,809,996	1,429,074	130,322,695
	Mary L. Schapiro	1,336,763,618	17,895,072	1,709,923	130,322,695
	Perry M. Traquina	1,349,675,333	4,790,103	1,903,177	130,322,695
	Rayford Wilkins, Jr.	1,265,111,468	89,363,582	1,893,563	130,322,695

2.	Ratification of Appointment of Independent Auditor	1,435,456,637	49,819,093	1,415,578	*

3.	Approval of Compensation of Executives (Non-Binding Advisory Vote)	1,011,776,281	336,712,014	7,880,318	130,322,695

4.	Approval of Non-U.S. Nonqualified Employee Stock Purchase Plan	1,347,742,547	6,067,203	2,558,863	130,322,695

5.	Shareholder Proposal Requesting a Report on the Risks of Politicized De-Banking	21,194,790	1,321,544,997	13,628,826	130,322,695

6.	Shareholder Proposal Requesting a Report on Transparency in Lobbying	416,036,591	917,300,857	23,031,165	130,322,695

7.	Shareholder Proposal Requesting Annual Disclosure of the Company’s Clean Energy Supply Financing Ratio	305,341,425	1,027,626,655	23,400,533	130,322,695

_____________________

* Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY (Registrant)
Date:	May 24, 2024	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary